UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549




                           FORM 8-K/A
                        (AMENDMENT NO.1)




                         CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934




                          July 15, 1999
        Date of Report (Date of Earliest Event Reported)

                     GLADSTONE ENERGY, INC.


  State of Delaware          1-1525              91-0234563
   (State or other      (Commission File        (IRS Employer
    Jurisdiction             Number)         Identification No.)
  of Incorporation)


                      3500 Oak Lawn Avenue
                        Suite 590, LB 49
                      Dallas, Texas  75219
       (Address of Principal Executive Offices) (Zip Code)



                          214.528.9710
      (Registrant's Telephone Number, Including Area Code)

     The undersigned registrant hereby amends the following "Item
7. Financial Statements and Exhibits" of its Current Report on
Form 8-K filed on July 30, 1999, dated July 15, 1999, to include the following:

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of business acquired

               Unaudited Statement of Operating Revenues and
               Direct Operating Expenses for the Right Hand Creek
               Properties for the six months ended June 30, 1999.

          (b)  Pro forma financial information

               Pro Forma Combined Condensed Financial Statements of Gladstone Energy, Inc. for the six months ended
               June 30, 1999.

          (c)  Exhibits

               10.1 Purchase and Sale Agreement between Gladstone Energy, Inc.
                    (formerly known as Gladstone Resources, Inc.) and
                    Humphrey Oil Interests, L. P. dated July 8, 1999, previously filed as an exhibit to Gladstone's Form
                    8-K filed July 30, 1999 and incorporated by reference herein.

               10.2 Credit Agreement between Gladstone Energy, Inc. (formerly known as Gladstone Resources, Inc.), as borrower, and Compass Bank, as Lender dated July 15, 1999, previously filed as an exhibit to Gladstone's Form 8-K filed
                    July 30, 1999 and incorporated by reference herein.

               10.3 Mortgage and Security Agreement from Gladstone Energy, Inc.
                    (formerly known as Gladstone Resources, Inc.), as Mortgagee, in favor of Compass Bank as Lender dated
                    July 15, 1999, previously filed as an exhibit to Gladstone's Form 8-K filed July 30, 1999 and incorporated by reference herein.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GLADSTONE ENERGY, INC.



                              By:  /s/ SHEILA IRONS
                                 --------------------------
                                   Sheila Irons
                                   Vice President


Dated September 28, 1999

                                                       Item 7(a)

                   RIGHT HAND CREEK PROPERTIES

                 STATEMENT OF OPERATING REVENUES
                  AND DIRECT OPERATING EXPENSES


                                             SIX MONTHS ENDED
                                              JUNE 30, 1999
                                           ---------------------
                                                (Unaudited)

Oil and natural gas sales                         $88,318
Direct operating expenses                          30,890
                                                  -------
Excess of revenues over direct operating          $57,428
  expenses                                        =======


See accompanying notes.

                   RIGHT HAND CREEK PROPERTIES

            NOTES TO STATEMENT OF OPERATING REVENUES
                  AND DIRECT OPERATING EXPENSES


     On July 15, 1999, with an effective date of May 1, 1999, Gladstone acquired from Humphrey Oil Interests, L.P., a Texas limited partnership ("Humphrey"), certain oil and natural gas working interests in the Right Hand Creek Field located in Allen and Beauregard Parishes, Louisiana (collectively, the "Right Hand Creek Properties"), being 50% of the interest acquired by Humphrey from EXCO Resources, Inc. ("EXCO") effective May 1, 1999. The aggregate purchase price for the Right Hand Creek Properties was $349,125. As disclosed in Gladstone's Form 8-K filed July 30, 1999, the Right Hand Creek Properties include 6 gross productive wells (.735 net productive wells) with current net production of approximately 55 barrels of oil and no cubic feet of natural gas per day, and 2 gross (.245 net) non-producing wells that will require recompletions and/or workovers. The Right Hand Creek Properties include 725.3 gross (88.85 net) developed acres and 234.22 gross (28.69 net) undeveloped acres. The acquisition was funded with a $230,000 draw under a new credit facility established by Gladstone with Compass Bank, and $119,125 drawn from working capital.

     Direct operating expenses include the actual costs of maintaining the producing properties and their production, but do not include charges for depletion, depreciation, and amortization; federal and state income taxes; interest; or general and administrative expenses. The operating revenues and direct operating expenses for the period presented may not be representative of future operations. Presentation of complete historical financial statements for the two most recent fiscal years is not practicable because the Right Hand Creek Properties were not separately accounted for by the entity then owning such properties; and therefore, such statements are not available.

     Revenues in the accompanying statements of operating revenues and direct operating expenses are recognized on the sales method. Direct operating expenses are recognized on an accrual basis.

     In management's opinion, the accompanying interim statements contain all adjustments (consisting solely of normal recurring accruals) necessary to present fairly the consolidated interest acquired by Gladstone in the operating revenues and direct operating expenses of the Right Hand Creek Properties for the six month period ended June 30, 1999.

     The results of operations for the six months ended June 30, 1999 are not necessarily indicative of the results expected for the full year.

                                                  Item 7(b)

                     GLADSTONE ENERGY, INC.
        PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                           (UNAUDITED)


     As discussed in Item 2. Acquisition or Disposition of Assets, of Gladstone's Form 8-K filed on July 30, 1999, dated July 15, 1999, Gladstone acquired from Humphrey Oil Interests, L.P. on July 15, 1999, with an effective date of May 1, 1999, certain oil and natural gas working interests in the Right Hand Creek Field located in Allen and Beauregard Parishes, Louisiana (collectively, the "Right Hand Creek Properties"), being 50% of the interest acquired by Humphrey Oil Interests, L.P. from EXCO Resources, Inc. effective May 1, 1999.

     The Pro Forma Combined Condensed Balance Sheet as of
June 30, 1999 assumes the acquisition of the Right Hand Creek Properties had been consummated on that date. The Pro Forma Combined Condensed Statement of Operations for the six months ended June 30, 1999 has been prepared assuming the acquisition of the Right Hand Creek Properties had been consummated on January 1, 1999.

     The pro forma adjustments are based upon available information and assumptions that management of Gladstone believes are reasonable. The pro forma combined condensed financial statement does not purport to represent the financial position or results of operations of Gladstone which would have occurred had such transactions been consummated on the dates indicated or Gladstone's financial position or results of operations for any future date or period.

                     GLADSTONE ENERGY, INC.
           PRO FORMA COMBINED CONDENSED BALANCE SHEET
                          JUNE 30, 1999
                           (Unaudited)

                             ASSETS

                                                             PRO FORMA
                                           RIGHTHAND        ADJUSTMENTS
                           GLADSTONE         CREEK            FOR THE         PROFOMA
                           HISTORICAL      HISTORICAL        ACQUISITION      COMBINED
                           -----------    -----------       ------------   -----------
Current assets:
    Cash                    $  840,322     $  43,402         $(128,667)(1)  $  755,057
    Accounts receivable         42,732        16,892(2)              -          59,624
                            ----------     ----------        ---------      ----------
      Total current assets     883,054        60,294         (128,667)         814,681
                            ----------     ----------        ---------      ----------

Net property and equipment     621,476              -          337,625(3)      959,101
Other assets                    39,393              -                -          39,393
                            ----------     ----------        ---------      ----------

                            $1,543,923     $   60,294        $ 208,958      $1,813,175
                            ==========    ===========        =========      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Notes payable
   to bank                  $        -     $        -        $ 230,000(4)   $  230,000
  Accounts payable
   and accrued liabilities     538,220          2,866(5)        10,560(6)      551,646
  Working interest owners
   drilling prepayments        467,154              -                -         467,154
                            ----------     ----------        ---------      ----------

Total current liabilities    1,005,374          2,866          240,560       1,248,800

Stockholders' equity:
  Common stock                 150,000              -                -         150,000
  Capital in excess of
      stated value           1,230,134              -                -       1,230,134
  Retained earnings
   (deficit)                  (841,585)        57,428          (31,602)       (815,759)
                            ----------    -----------        ---------      ----------
  Total stockholders'
    equity                     538,549         57,428          (31,602)        564,375
                            ----------    -----------        ---------      ----------

                            $1,543,923    $    60,294        $ 208,958      $1,813,175
                            ==========    ===========        =========      ==========


(1) To record the payment of a portion of the consideration for the Right Hand Creek Properties and loan origination fees.
(2)  Net production for June, 1999.
(3)  To record the acquisition of the Right Hand Creek
     Properties, as adjusted for depletion for six months.
(4) To record the draw under the new credit facility used to pay a portion of the consideration for the Right Hand
     Creek  Properties.
(5)  Well expenses for June, 1999.
(6) To record interest at $1,760 per month for 6 months on the note payable to bank under the new credit facility.

                     GLADSTONE ENERGY, INC.
      PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
             FOR THE SIX MONTHS ENDED JUNE 30, 1999
                           (Unaudited)


                                                              PRO FORMA
                                           RIGHTHAND         ADJUSTMENTS
                           GLADSTONE         CREEK             FOR THE        PROFOMA
                           HISTORICAL      HISTORICAL        ACQUISITION      COMBINED
                           -----------    ------------      ------------     ----------
Sales:
    Gas and Oil, net        $   54,010     $    88,318       $         -      $ 142,328
    Other                        5,087               -                 -          5,087
                            ----------     -----------        ----------      ---------
                                59,097          88,318                 -        147,415


Expenses:
  Oil and natural gas
   production                   14,273          30,890                 -         45,163
  Abandonment costs             (5,032)              -                 -         (5,032)
  Depletion, depreciation and
    amortization                23,254               -            21,042(1)      44,296
  General and administrative    26,499               -            10,560(2)      37,059
  Other expenses                60,275               -                 -         60,275
                            ----------     -----------        ----------      ---------
                              119,269           30,890            31,602        181,761
                           ----------      -----------        ----------      ---------
Income (loss) before income
  taxes                       (60,172)          57,428           (31,602)       (34,346)
    Income taxes (benefit)-
        deferred                    -                -                 -              -
                           ----------      -----------        ----------      ---------

Net income (loss)
  applicable to common
  stock                    $  (60,172)     $    57,428        $  (31,602)     $ (34,346)
                           ==========      ===========        ==========      =========
Basic and diluted earnings
     (loss) per share      $     (.01)     $       .01        $     (.01)     $    (.01)
                           ==========      ===========        ==========      =========


(1) Depletion calculated: 5,010 BBL sold of 85,396 BBL Reserves at a cost of $358,667.

(2) Interest at $1,760 per month for 6 months on the note payable to bank under the new credit facility.